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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-00000) pertaining to the VIVRA Incorporated Revised 1989 Stock Incentive Plan of our report dated January 23, 1995, with respect to the consolidated financial statements and schedule of VIVRA Incorporated included in the Annual Report (Form 10-K) for the year ended November 30, 1994.



                                         /s/  ERNST & YOUNG

Orange County, California
June 23, 1995